UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2012

Sorrento Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52228	33-0344842
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6042 Cornerstone Ct. West, Suite B, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-210-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2012, the Board of Directors of Sorrento Therapeutics, Inc. (the “Company’) approved a form of indemnification agreement (the “Indemnification Agreement”) which the Company will offer to enter into with each of its directors and officers. The Indemnification Agreement, among other things, obligates the Company to indemnify a director or officer, to the fullest extent permitted by applicable law, for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by them in any action or proceeding arising out of their services as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive misconduct by the officer or director.

The foregoing description of the Indemnification Agreement does not purport to be a complete description of the Indemnification Agreement, and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed as an exhibit to this Form 8-K and incorporated by reference in this Item 1.01.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on September 6, 2012, the Company’s stockholders considered two proposals.

Proposal 1 – Election of seven members to the Company’s Board of Directors to serve until the 2013 Annual Meeting of Stockholders.

The results of the voting for Proposal 1 were as follows:

Nominee	Shares Voted For	Voting Authority	Broker Non-Votes
		Withheld
Henry Ji, Ph. D.	192,401,855.0	95,113,221.1	693,661.0

Kim D. Janda, Ph. D.	192,101,855.0	95,413,221.1	693,661.0

M. Scott Salka	192,101,855.0	95,413,221.1	693,661.0

Richard Vincent	176,781,284.0	—	—

Ernst-Gunter Afting, Ph.D., M.D.	176,781,284.0	—	—

David Webb, Ph.D.	176,781,284.0	—	—

Cam Gallagher	176,781,284.0	—	—

Glenn L. Halpryn	110,053,551.1	680,241.0	693,661.0

Jane Hsiao, Ph. D.	110,194,673.9	539,118.2	693,661.0

Curtis Lockshin, Ph. D.	110,194,673.9	539,118.2	693,661.0

Diane D-S. Tang-Liu, Ph. D.	110,194,673.9	539,118.2	693,661.0

Based on the votes set forth above, the following nominees were duly elected: Henry Ji, Ph.D., Kim D. Janda, Ph.D., M. Scott Salka, Richard Vincent, Ernst-Gunter Afting, Ph.D., M.D., David Webb, Ph.D., and Cam Gallagher.

Proposal 2 – Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
287,619,551.0	1,450.0	587,736.1	—

Based on the votes set forth above, Proposal 2 was approved.

No other matters were considered or voted upon at the meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Form of Indemnification Agreement dated September 4, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sorrento Therapeutics, Inc.

September 6, 2012	By:	Henry Ji

Name: Henry Ji
Title: Interim CEO and Chief Scientific Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement